EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. House, President and Chief Executive Officer of First US Bancshares, Inc., and Thomas S. Elley, Senior Executive Vice President, Treasurer, Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of First US Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of First US Bancshares, Inc. for the fiscal year ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of First US Bancshares, Inc.

/s/ James F. House
James F. House
President and Chief Executive Officer
March 14, 2024

/s/ Thomas S. Elley
Thomas S. Elley
Senior Executive Vice President, Treasurer, Assistant Secretary, Chief
Financial Officer and Principal Accounting Officer
March 14, 2024